Exhibit 32.1

                     MONY LIFE INSURANCE COMPANY OF AMERICA
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MONY Life Insurance Company of America (the "Company") for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher M. Condron, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/ Christopher M. Condron
                                  --------------------------
                                  Christopher M. Condron
                                  Chairman of the Board,
                                  President and Chief Executive Officer


Date:  November 10, 2010